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            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                             TCW GALILEO FUNDS, INC.
                               Dated March 1, 2002

The name of the TCW Galileo Mortgage-Backed Securities is changed to the TCW Galileo Short Term Bond Fund.

The name of the TCW Galileo Total Return Mortgage-Backed Securities Fund is changed to the TCW Galileo Total Return Bond Fund.

                                  May 1, 2002